UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 16, 2010

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31973	04-3372365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Middlesex Road

Tyngsboro, Massachusetts 01879
(Address of Principal Executive Offices)  (Zip Code)

(978) 694-9121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on September 16, 2009, Beacon Power Corporation (“Beacon” or the “Company”) received a letter from The Nasdaq Stock Market indicating that for 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion on The Nasdaq Capital Market based on Marketplace Rule 5550(a)(2), and providing a period of 180 calendar days, or until March 15, 2010, for the Company to regain compliance with Rule 5550(a)(2).  On March 22, 2010, the Company announced it had received an additional letter from The Nasdaq Stock Market dated March 16, 2010, stating that the Company had not regained compliance with Rule 5550(a)(2) in the initial time period of 180 calendar days, but noting that as of March 15, 2010 the Company had met all initial inclusion criteria for the Nasdaq Capital Market set forth in Marketplace Rule 5505 (except for the bid price).  Therefore, in accordance with Marketplace Rule 5810(c)(3)(A), the Company has been provided an additional 180 calendar days, or until September 13, 2010, to regain compliance with Rule 5550(a)(2).

The common stock remains listed on The Nasdaq Capital Market under the symbol BCON.  If at any time before September 13, 2010, the Company’s common stock has a closing bid price of $1.00 or more for a minimum of 10 consecutive business days, The Nasdaq Stock Market staff will notify Beacon that it has regained compliance.

If Beacon has not met the requirements of Rule 5550(a)(2) by September 13, 2010, The Nasdaq Stock Market will provide written notification that the Company’s securities will be delisted.  At that time, the Company may appeal that determination to a Hearings Panel and will be required to provide a plan to regain compliance.  The Company intends to actively monitor the bid price for its common stock between now and September 13, 2010, and will consider available options to resolve the deficiency and regain compliance with the Nasdaq minimum bid price requirement.

A copy of the Company’s press release announcing the notice received from The Nasdaq Stock Market is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

99.1                          Press Release of Beacon Power Corporation dated March 22, 2010 announcing receipt of the notice letter from The Nasdaq Stock Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated:	March 22, 2010	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Beacon Power Corporation dated March 22, 2010 announcing receipt of the notice letter from The Nasdaq Stock Market.